EXHIBIT B
                                                   TO SERIES 1996-4 SUPPLEMENT


              FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
                                 TO THE TRUSTEE
                            THE CHASE MANHATTAN BANK
                  CHASE CREDIT CARD MASTER TRUST SERIES 1996-4
                    MONTHLY PERIOD ENDING __________ __, ____


Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 1996-4 Supplement. This notice is delivered pursuant to Section 4.9.

     A) The Chase Manhattan Bank ("Chase") is the Servicer under the Pooling and Servicing Agreement.
     B)   The undersigned is a Servicing Officer.
     C) The date of this notice is on or before the related Transfer Date under the Pooling and Servicing Agreement.


I.   INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.9, the Servicer does hereby instruct the Trustee (i) to make withdrawals from the Finance Charge Account, the Principal Account, the Principal Funding Account and The Distribution Account on ___________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and
(ii) to apply the proceeds of such withdrawals in accordance with accordance with subsection 3(a) of the Series 1996-4 Supplement and Section 4.9 of the Pooling and Servicing Agreement:

A.   Pursuant to subsection 3(a) of the Series 1996-4
     Supplement:

     1.   Servicer Interchange                                $_______________

B.   Pursuant to subsection 4.9(a)(i):

     1.   Class A Monthly Interest at the Class A
          Certificate Rate on the Class A Investor Interest   $_______________

     2.   Class A Deficiency Amount                           $_______________

     3.   Class A Additional Interest                         $_______________

C.   Pursuant to subsection 4.9(a)(ii):

     1.   Class A Servicing Fee                               $_______________

     2.   Accrued and unpaid Class A Servicing Fee            $_______________

D.   Pursuant to subsection 4.9(a)(iii):

     1.   Class A Investor Default Amount                     $_______________

E.   Pursuant to subsection 4.9(a)(iv):

     1.   Portion of Excess Spread from Class A Available
          Funds to be allocated and distributed as provided
          in Section 4.11                                     $_______________

F.   Pursuant to subsection 4.9(b)(i):

     1.   Class B Monthly Interest at the Class B
          Certificate Rate on the Class B Investor Interest   $_______________

     2.   Class B Deficiency Amount                           $_______________

     3.   Class B Additional Interest                         $_______________

G.   Pursuant to subsection 4.9(b)(ii):

     1.   Class B Servicing Fee                               $_______________

     2.   Accrued and unpaid Class B Servicing Fee            $_______________

H.   Pursuant to subsection 4.9(b)(iii):

     1.   Portion of Excess Spread from Class B Available
          Funds to be allocated and distributed as provided
          in Section 4.11                                     $_______________

I.   Pursuant to subsection 4.9(c)(i):

     1.   Collateral Interest Servicing Fee, if applicable    $_______________

     2.   Accrued and unpaid Collateral Interest Servicing
          Fee, if applicable                                  $_______________

J.   Pursuant to subsection 4.9(c)(ii):

     1.   Portion of Excess Spread from Collateral
          Available Funds to be allocated and distributed
          as provided in Section 4.11                         $_______________


K.   Pursuant to subsection 4.9(d)(i):

     1.   Collateral Monthly Principal, if any, applied in
          accordance with the Loan Agreement                  $_______________

L.   Pursuant to subsection 4.9(d)(ii):

     1.   Amount to be treated as Shared Principal
          Collections                                         $_______________

M.   Pursuant to subsection 4.9(d)(iii):

     1.   Amount to be paid to the Holder of the Transferor
          Certificate                                         $_______________

     2.   Unallocated Principal Collections                   $_______________

N.   Pursuant to subsection 4.9(e)(i):

     1.   Class A Monthly Principal                           $_______________

O.   Pursuant to subsection 4.9(e)(ii):

     1.   Class B Monthly Principal                           $_______________

P.   Pursuant to subsection 4.9(e)(iii):

     1.   Collateral Monthly Principal to be applied in
          accordance with the Loan Agreement                  $_______________

Q.   Pursuant to subsection 4.9(e)(iv):

     1.   Amount to be treated as Shared Principal
          Collections                                         $_______________

R.   Pursuant to subsection 4.9(e)(v):

     1.   Amount to be paid to the Holder of the Transferor
          Certificate                                         $_______________

     2.   Unallocated Principal Collections                   $_______________

          Total                                               $_______________

S.   Pursuant to subsection 4.9(f):

     1.   Amount to be withdrawn from the Principal Funding
          Account and deposited into the Distribution
          Account                                             $_______________

II.  INSTRUCTION TO MAKE CERTAIN PAYMENTS

Pursuant to Section 4.9, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.1 from the Distribution Account on __________ __, ____, which date is a Distribution Date under the Pooling and Servicing Agreement, amounts so deposited in the Distribution Account pursuant to
Section 4.9 as set forth below:

A.   Pursuant to subsection 4.9(g):

     1.   Amount to be distributed to Class A
          Certificateholders                                  $_______________

     2.   Amount to be distributed to Class B
          Certificateholders                                  $_______________

B.   Pursuant to subsection 4.9(h)(i):

     1.   Amount to be distributed to the Class A
          Certificateholders                                  $_______________

C.   Pursuant to subsection 4.9(h)(ii):

     1.   Amount to be distributed to the Class B
          Certificateholders                                  $_______________

III. APPLICATION OF EXCESS SPREAD

Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread with respect to the related Monthly Period and to make the following distributions in the following priority:

A.   The amount equal to the Class A Required Amount, if
     any, which will be used to fund the Class A Required
     Amount and be applied in accordance with, and in the
     priority set forth in, subsection 4.9(a)                 $_______________

B.   The amount equal to the aggregate amount of Class A
     Investor Charge-Offs which have not been previously
     reimbursed (after giving effect to the allocation on
     such Transfer Date of certain other amounts applied
     for that purpose) which will be treated as a portion
     of Investor Principal Collections and deposited into
     the Principal Account on such Transfer Date              $_______________

C.   The amount equal to the Class B Required Amount, if
     any, which will be used to fund the Class B Required
     Amount and be applied first in accordance with, and in
     the priority set forth in, subsection 4.9(b) and then
     any amount available to pay the Class B Investor
     Default Amount shall be treated as a portion of
     Investor Principal Collections and deposited into the
     Principal Account                                        $_______________

D.   The amount equal to the aggregate amount by which the
     Class B Investor Interest has been reduced below the
     initial Class B Investor Interest for reasons other
     than the payment of principal to the Class B Certif-
     icateholders (but not in excess of the aggregate
     amount of such reductions which have not been
     previously reimbursed) which will be treated as a
     portion of Investor Principal Collections and
     deposited into the Principal Account                     $_______________

E.   The amount equal to the Collateral Monthly Interest
     plus the amount of any past due Collateral Monthly
     Interest which will be paid to the Collateral Interest
     Holder for application in accordance with the Loan
     Agreement                                                $_______________

F.   The amount equal to the aggregate amount of accrued
     but unpaid Collateral Interest Servicing Fees which
     will be paid to the Servicer if the Transferor or the
     Trustee is the Servicer                                  $_______________

G.   The amount equal to the Collateral Default Amount, if
     any, for the prior Monthly Period which will be
     treated as a portion of Investor Principal Collections
     and deposited into the Principal Account                 $_______________

H.   The amount equal to the aggregate amount by which the
     Collateral Interest has been reduced below the
     Required Collateral Interest for reasons other than
     the payment of principal to the Collateral Interest
     Holder (but not in excess of the aggregate amount of
     such reductions which have not been previously
     reimbursed) which will be treated as a portion of
     Investor Principal Collections and deposited into the
     Principal Account                                        $_______________

I.   On each Transfer Date from and after the Reserve
     Account Funding Date, but prior to the date on which
     the Reserve Account terminates as described in
     subsection 4.15(f), the amount up to the excess, if
     any, of the Required Reserve Account Amount over the
     Available Reserve Account Amount which shall be
     deposited into the Reserve Account                       $_______________

J.   The amount equal to the amounts determined to be
     payable to the Collateral Interest Holder pursuant to
     subsections 2.11(a)(i), (ii) and (iii) of the Loan
     Agreement                                                $_______________

K.   The balance, if any, after giving effect to the
     payments made pursuant to subparagraphs (a) through
     (j) above which shall constitute "Shared Excess
     Finance Charge Collections" with respect to other        $_______________
     Series in Group One.


IV.  REALLOCATED PRINCIPAL COLLECTIONS

Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to withdraw from the Principal Account and apply Reallocated Principal Collections pursuant to Section 4.12 with respect to the related Monthly Period in the following amounts:

A.   Reallocated Collateral Principal Receivables             $_______________

B.   Reallocated Class B Principal Receivables
                                                              $_______________

V.   ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month
A.   Subsection 4.9(a)(i) and (b)(i):

     1.   The aggregate amount of the Class A Deficiency
          Amount                                              $_______________

     2.   The aggregate amount of Class B Deficiency Amount   $_______________

B.   Subsections 4.9(a)(ii) and (b)(ii):
     The aggregate amount of all accrued and unpaid
     Investor Monthly Servicing Fees                          $_______________

C.   Section 4.10:

     The aggregate amount of all unreimbursed Investor
     Charge Offs                                              $_______________

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of __________, ____.


                                           THE CHASE MANHATTAN BANK,
                                             Servicer


                                           By:________________________
                                           Name:
                                           Title:

                                                           EXHIBIT C
                                                           TO SERIES 1996-4
                                                           SUPPPLEMENT

The Chase Manhattan Bank            Chase Credit Card Master     Monthly
Certificateholders' Statement          Trust Series 1996-4        Report

Section 5.2 - Supplement          Class A  Class B  Collateral    Total

(i)      Monthly Principal
         Distributed              ____________________________  _________
(ii)     Monthly Interest
         Distributed              ____________________________  _________
         Deficiency Amounts       ____________________________  _________
         Additional Interest      ____________________________  _________
         Accrued and Unpaid
         Interest                 __________________            _________
                                                   ___________  _________
(iii)    Collections of
         Principal Receivables   ____________________________   ________
(iv)     Collections of Finance
         Charge Receivables      ____________________________   ________
(v)      Aggregate Amount of
         Principal Receivables                                  ________
               Investor Interest  ____________________________  _________
               Adjusted Interest  ____________________________  _________
         Floating Investor
         Percentage               ____________________________  _________
         Fixed Investor
         Percentage               ____________________________  _________
(vi)     Receivables Delinquent
         (As % of Total
         Receivables)
               Current
               30 to 59 days                                    _________
               60 to 89 days                                    _________
               90 or more days                                  _________
                         Total Receivables                      _________
                                                                _________
(vii)    Investor Default Amount  ____________________________  _________
(viii)   Investor Charge-Offs     ____________________________  _________
(ix)     Reimbursed Investor
         Charge-Offs              ____________________________  _________
(x)      Servicing Fee            ____________________________  _________
(xi)     Portfolio Yield                                        _________
(xii)    Reallocated Monthly
         Principal                             _______________  _________
(xiii)   Closing Investor
         Interest                 ____________________________  _________

The Chase Manhattan Bank            Chase Credit Card Master     Monthly
Certificateholders' Statement          Trust Series 1996-4        Report

Section 5.2 - Supplement          Class A  Class B  Collateral    Total

(xiv)    LIBOR                                                  _________
(xv)     Principal Funding
         Account Balance                                        _________
(xvi)    Accumulation Shortfall                                 _________
(xvii)   Principal Funding
         Investment Proceeds                                    _________
(xviii)  Principal Investment
         Funding Shortfall                                      _________
(xix)    Available Funds          ____________________________  _________
(xx)     Certificate Rate         ____________________________

                                                                  SCHEDULE I
                                                   (Schedule to Exhibit C of
                                                   the Pooling and Servicing
                                                   Agreement with respect to
                                                   the Investor Certificates)


                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                   MONTHLY PERIOD ENDING _______ __, ____
                            THE CHASE MANHATTAN BANK
                  CHASE CREDIT CARD MASTER TRUST SERIES 1996-4

1.       The aggregate amount of the Investor Percentage of Collec-
         tions of Principal Receivables  . . . . . . . . . . . . . . $________

2.       The aggregate amount of Investor Percentage of Collections of Finance Charge Receivables (excluding Interchange and
         amounts with respect to Annual Membership Fees) . . . . . . $________

3.       The aggregate amount of Investor Percentage of amounts
         with respect to Annual Membership Fees  . . . . . . . . . . $________

4.       The aggregate amount of Investor Percentage of
         Interchange . . . . . . . . . . . . . . . . . . . . . . . . $________

5.       The aggregate amount of Servicer
         Interchange . . . . . . . . . . . . . . . . . . . . . . . . $________

6.       The aggregate amount of funds on deposit in the Finance
         Change Account allocable to the Series 1996-4
         Certificates  . . . . . . . . . . . . . . . . . . . . . . . $________

7.       The aggregate amount of funds on deposit in the Principal
         Account allocable to the Series 1996-4 Certificates . . . . $________

8.       The aggregate amount of funds on deposit in the Principal
         Funding Account allocable to the Series 1996-4 Certif-
         icates  . . . . . . . . . . . . . . . . . . . . . . . . . . $________

9.       The aggregate amount to be withdrawn from the Finance
         Charge Account and paid in accordance with the Loan Agre-
         ement pursuant to Section 4.11 of the Series 1996-4
         Supplement  . . . . . . . . . . . . . . . . . . . . . . . . $________

10.      The excess, if any, of the Required Collateral Interest
         over the Collateral Interest  . . . . . . . . . . . . . . . $________

11.      The Collateral Interest on the Transfer Date of the
         current calendar month, after giving effect to the de-
         posits and withdrawals specified above, is equal to . . . . $________

12.      The amount of Monthly Interest, Deficiency Amounts and
         Additional Interest payable to the
         (i) Class A Certificateholders  . . . . . . . . . . . . . . $________
         (ii) Class B Certificateholders . . . . . . . . . . . . . . $________
         (iii) Collateral Interest Holder  . . . . . . . . . . . . . $________

13.      The amount of principal payable to the
         (i) Class A Certificateholders  . . . . . . . . . . . . . . $________
         (ii) Class B Certificateholders . . . . . . . . . . . . . . $________
         (iii) Collateral Interest Holder  . . . . . . . . . . . . . $________
14.      The sum of all amounts payable to the
         (i) Class A Certificateholders  . . . . . . . . . . . . . . $________
         (ii) Class B Certificateholders . . . . . . . . . . . . . . $________
         (iii) Collateral Interest Holder  . . . . . . . . . . . . . $________

15. To the knowledge of the undersigned, no Series 1996-4 Pay Out Event or Trust Pay Out Event has occurred except as described below:

               [If applicable, insert "none."]

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificates as of this ____ day of ________, ___.


                                              THE CHASE MANHATTAN BANK


                                              By:____________________________
                                              Name:
                                              Title: